COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 12:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Group's facilities are rented under several lease agreements in Israel, Europe and the U.S. for periods ending in 2017.

Future minimum rental commitments under non-cancelable operating leases, are as follows:

Year ending December 31,

2012	$5,609
2013	5,691
2014	5,487
2015	5,118
2016	5,099
Thereafter	4,677

Total minimum lease payments *)	$31,681

*)	Minimum payments have been reduced by minimum sublease rental of $ 1,425 due in the future under non-cancelable subleases.

In connection with the Company's offices lease agreement in Israel, the lessor has a lien of approximately $ 5,000 which is included in short-term bank deposits.

Rent expenses for the years ended December 31, 2009, 2010 and 2011, were approximately $ 4,558, $ 4,790 and $ 5,327, respectively.

b.	Inventory commitments:

The Group is obligated under certain agreements with its suppliers to purchase specified items of excess inventory which is expected to be utilized in 2012. As of December 31,2011, non- cancelable obligations were approximately $ 1,233.

c.	Royalty commitment to the Office of the Chief Scientist of Israel ("OCS"):

Under the research and development agreements of the Company and its Israeli subsidiaries with the OCS and pursuant to applicable laws, the Company is required to pay royalties at the rate of 3%-5% of sales to the end customer of products developed with funds provided by the OCS, up to an amount equal to 100% of the OCS research and development grants received, linked to the U.S. dollar plus interest on the unpaid amount received based on the 12-month LIBOR rate (from the year the file has been approved) applicable to dollar deposits. The Company is obligated to repay the Israeli Government for the grants received only to the extent that there are sales of the funded products.

The place of manufacturing of a product that was developed with the support of the OCS, or based on know-how developed with the support of the OCS, shall be according to the supported company's declaration in the application for support (including manufacturing abroad). In case a company wishes to transfer manufacturing activity abroad, additional to its statement in the application for support, it will be required to receive approval from the OCS research committee. The committee is entitled to increase both the royalty liability and the rate of the royalty payments. The increased repayment is calculated according to the percentage of the manufacturing activities that are intended to be carried out outside Israel, and can reach up to 300% of the original sum. When the manufacturing of the product is being done outside of Israel, the Company is required to pay an increased royalty rate of an additional 1% (instead of paying 3-5%, the company will pay 4-6%).

As of December 31, 2010 and 2011, the Company and its Israeli subsidiaries have a contingent obligation to pay royalties in the amount of approximately $ 23,357 and
$ 24,062, respectively.

As of December 31, 2011, the Company and its subsidiaries have paid or accrued royalties to the OCS in the amount of $ 1,475, which was recorded as cost of revenues.

d.	Royalty commitments to third parties:

The Group has entered into technology licensing fee agreements with third parties. Under the agreements, the Group agreed to pay the third parties royalties, based on sales of relevant products. See also Note 9.

e.	Legal proceedings:

1.	The Group's major customer in 2008 and 2009 has filed an action asserting that the Group received approximately $ 3.2 million in payments from them during the ninety day period prior to their bankruptcy filing in January 2009 that constitute avoidable preferential transfers. The Group is currently engaged in settlement discussions with the customer with respect to these claims and has reached a settlement in principle whereby all claims by the parties would be settled and the Group would be required to pay $ 20 to the customer. The parties are in the process of documenting the settlement. Upon execution of the settlement agreement, the customer will submit the settlement for court approval. Until the settlement agreement is executed and the court approves the settlement, there can be no certainty that a settlement will occur. If a settlement does not occur, management believes that it has valid defenses to these claims.

2.	In May 2007, the Company entered into an agreement with respect to property adjacent to its headquarters in Israel, pursuant to which a building of approximately 145,000 square feet has been erected and was expected to be leased to the Company for a period of eleven years.

This new building was substantially completed in May 2010.  The landlord claimed that the Company should have taken delivery of the building at that time and started paying rent.  The Company disagreed with the landlord's interpretation of the relevant agreement. As a result, the landlord terminated the agreement and leased the property to a third party.  This dispute has been referred to arbitration where the Company claims that due to the landlord's failure the Company lost significant potential revenues. The landlord counterclaimed alleging that it sustained losses equal to approximately one year's rent and management fees in the amount of approximately NIS 14 million (approximately $ 3.7 million).  It is not possible at this stage to predict the outcome of these proceedings. The Company believes that it has valid defenses to the counterclaim.

3.	In July 2011, the Company received notification from a successor in interest of one of the Company's former customers ("Customer") that it had been served with a complaint in an action commenced in Federal Court in California alleging that certain of the Company's products infringe intellectual property rights of the plaintiff. The complaint alleged that certain of the Customer’s products infringe patent rights of the plaintiff. The Customer claimed that a feature in its products that allegedly infringes the patent rights was supplied by the Company, and that, based on the purchase agreement with the Company, it should indemnify the Customer with respect to this proceeding. On February 3, 2012, the case was dismissed with prejudice. The Company has not received any further communication from the Customer with respect to this matter.

4.	In September 2011, an action was commenced against the Company's subsidiary, AudioCodes Inc. and numerous other defendants, in Federal Court in Delaware alleging that AudioCodes Inc. and the other defendants, infringed the plaintiff's intellectual property rights in four patents. The claims made are being reviewed and an answer to the claims has not yet been filed. The proceeding is at an early stage and it is not possible at this time to predict the outcome of these proceedings. The Company believes that it has valid defenses to the claims.

5.	In November 2011, an action was commenced against AudioCodes Inc., in Federal Court in Texas alleging that AudioCodes Inc. infringed the plaintiff's intellectual property rights in one patent. Audiocodes Inc. filed an answer to the complaint asserting its position of non-infringement and other defenses. The Company believes that it has valid defenses to the claims.